U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                          FORM 8-K\A 1

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report: December 15, 1997


                      ZABA INTERNATIONAL, INC.
        (Exact name of registrant as specified in its charter)


                             COLORADO
            (State or other jurisdiction of incorporation)


     000-21099                                     84-112830
(Commission File No.)                           (IRS Employer
                                              Identification No.)

20644 Eastleigh Crescent, Suite 302
Langley, British Columbia                             V3A 4C4
(Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code: (604) 533-6635

                      HA SPINNAKER, INC.
                 (Former Name of Registrant)












                      Page One of Fifteen Pages

Item 7(a) and 7(b). Financial Statements and Pro Forma Financial
Statements

     The unaudited Consolidated Financial Statements of Zaba International Holdings USA, Inc. as of October 28, 1997 and unaduited pro forma Balance Sheet of Zaba International, Inc. as of October 29, 1997 are attached hereto and incorporated herein as if set forth. These unaudited consolidated financial statements which are included herein are presented on an unaudited basis as a result of the fact that both Zaba International Holdings USA, Inc. and its predecessor were incorporated during calendar year 1997 and neither had concluded a fiscal year as of the date hereof.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this amendment to its Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZABA INTERNATIONAL, INC.



                                   By:/s/ Robert Zaba
                                      Robert Zaba, President


Dated:  December 15, 1997

                     ZABA INTERNATIONAL HOLDINGS USA INC.

                             SEATTLE, WASHINGTON
                      Consolidated Financial Statements
                      (Unaudited - See Notice to Reader)
                            AS AT OCTOBER 28, 1997

                              NOTICE TO READER
______________________________________________________________________________
To the Shareholders,
Zaba International Holdings USA Inc.
______________________________________________________________________________

We have compiled the consolidated balance sheet of Zaba International Holdings USA Inc. as at October 28, 1997 and the consolidated statements of income and retained earnings (deficit) for the six months then ended from information provided by management. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.



Regina, Saskatchewan
December 9, 1997                                      s/Orr and Company

                                                      Chartered Accountants

______________________________________________________________________________



                     ZABA INTERNATIONAL HOLDINGS USA INC.
                         CONSOLIDATED BALANCE SHEET
                      (Unaudited - See Notice to Reader)
                           AS AT OCTOBER 28, 1997
                           (amounts in US dollars)
______________________________________________________________________________


                                   ASSETS
Current Assets
     Deposit on Investment (Note 3)                             $     214,000

Capital Acquisition Costs                                             137,037
                                                                -------------
                                                                $     351,037
                                                                =============

                                 LIABILITIES

Current Liabilities
     Accounts payable                                           $      14,867

Shareholder's Loan (Note 4)                                           341,927
                                                                -------------
                                                                      356,794
                                                                -------------

                        SHAREHOLDER'S EQUITY (DEFICIT)

Capital Stock (Note 5)                                                      1
Retained Earnings (Deficit)                                            (5,758)
                                                                -------------
                                                                       (5,757)
                                                                -------------
                                                                $     351,037
                                                                =============

______________________________________________________________________________





                     ZABA INTERNATIONAL HOLDINGS USA INC.
     CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS (DEFICIT)
                      (Unaudited - See Notice to Reader)
                   FOR THE SIX MONTHS ENDED OCTOBER 28, 1997
                            (amounts in US dollars)
______________________________________________________________________________

Expenses
     Courier fees                                                    $     237
     Travel                                                              7,037
                                                                     ---------
                                                                         7,274
                                                                     =========

Other Income
     Exchange gain                                                       1,516
                                                                     ---------

Net Loss for the period                                              $  (5,758)
                                                                     =========

______________________________________________________________________________







                     ZABA INTERNATIONAL HOLDINGS USA INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      (Unaudited - See Notice to Reader)
                   FOR THE SIX MONTHS ENDED OCTOBER 28, 1997
                           (amounts in US dollars)
______________________________________________________________________________

1.  General

    The predecessor of this company, Zaba International Holdings Inc. was incorporated on April 16, 1997. Zaba International Holdings USA Inc. was incorporated on August 28, 1997 in the state of Nevada.

2.  Summary of Significant Accounting Policies

    Foreign Exchange Transaction

    The company's financial statements are prepared in US currency. Monetary items are translated into the reporting currency at the rate of exchange in effect at the balance sheet date (1.4092). Expenses and non-monetary items are translated into the reporting currency at the average rate (1.3853).

    Capital acquisition costs

    Costs related to the merger of HA Spinnaker Inc. and Zaba International Holdings USA Inc. have been capitalized.

3.  Deposit on Investment

    Effective September 25, 1997, Zaba International Holdings Inc., a wholly owned subsidiary corporation incorporated under the laws of British Columbia has entered into an option agreement to purchase all the issued and outstanding share of Sweeprite Mfg. Inc., Patchrite Inc. and Rite Way Mfg. Co. Ltd. (the Sweeprite Companies). The sole shareholders of Zaba International Holdings Inc. have assigned all of their rights, title and interest of Zaba International Holdings Inc. to Zaba International Holdings USA Inc.

    The total consideration for the Sweeprite Companies' shares is $3,250,000
    (Cdn).

    In accordance with the purchase agreement, Zaba International Holdings USA Inc. has made a $300,000 (Cdn) non-refundable deposit to the shareholders of Sweeprite Mfg. Inc. This deposit is to be applied against the balance of the purchase price. The balance of the purchase price, $3,000,000
    (Cdn) is payable on or before December 31, 1997. Failure of the purchaser to pay this balance of the purchase price before the expiration shall result in the forfeiture of the non-refundable deposit.

______________________________________________________________________________

                     ZABA INTERNATIONAL HOLDINGS USA INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      (Unaudited - See Notice to Reader)
                   FOR THE SIX MONTHS ENDED OCTOBER 28, 1997
                           (amounts in US dollars)
______________________________________________________________________________

4.  Shareholder's Loan

    The loan is unsecured, non-interest bearing and has no specific terms of repayment.

5.  Capital Stock

    Authorized:
      - 100,000  common shares, par value $0.01 per share
    Issued:
      -     100  common shares                                     $        1
                                                                   ==========

6.  Subsequent Event

    Effective October 29, 1997, HA Spinnaker Inc. (a public reporting company under the Securities and Exchange ACt of 1934) acquired all of the issued and outstanding securities of Zaba International Holdings USA Inc. The transaction involved a reverse stock split wherein one common share of HA Spinnaker Inc. was exchanged for every 12 common shares issued and outstanding. Following the reverse stock split, HA Spinnaker Inc. issued 9,628,660 restricted common shares to the former shareholders of Zaba International Holdings USA Inc. in exchange for all of the issued and outstanding shares of Zaba International Holdings USA Inc. HA Spinnaker Inc. has subsequently changed its name to Zaba International Inc.

    HA Spinnaker Inc. retains the right of rescission if Zaba International Holdings USA Inc. fails to close the acquisition of the Sweeprite Mfg. Inc. group of companies on or before December 31, 1997.

______________________________________________________________________________

                            ZABA INTERNATIONAL INC.
                         (FORMERLY HA SPINNAKER, INC.)

                              SEATTLE, WASHINGTON

                            PRO-FORMA BALANCE SHEET
                       (Unaudited - See Notice to Reader)
                             AS AT OCTOBER 29, 1997

                               NOTICE TO READER
______________________________________________________________________________

To the Shareholders,
Zaba International, Inc.
------------------------------------------------------------------------------

We have compiled the pro-forma balance sheet of Zaba International Inc. as at October 29, 1997 from information provided by management. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.



Regina, Saskatchewan
December 8, 1997                                      s/Orr and Company

                                                      Chartered Accountants
------------------------------------------------------------------------------


                            ZABA INTERNATIONAL INC.
                            PRO-FORMA BALANCE SHEET
                      (Unaudited - See Notice to Reader)
                            AS AT OCTOBER 29, 1997
                           (amounts in US dollars)

______________________________________________________________________________


                                   ASSETS
Current Assets
     Cash                                                           $     413
     Deposit on Investment (Note 3)                                   214,000
                                                                    ---------
                                                                      214,413

Capital Acquisition Costs                                             137,037
                                                                    ---------
                                                                    $ 351,450
                                                                    =========

                                LIABILITIES

Current Liabilities
     Accounts payable                                               $  14,867

Shareholders' Loan (Note 4)                                           341,927
                                                                    ---------
                                                                      356,794
                                                                    ---------

                        SHAREHOLDERS' EQUITY (DEFICIT)

Capital Stock (Note 5)                                                 14,443
Contributed Surplus                                                    33,775
Retained Earnings (Deficit)                                           (53,562)
                                                                    ---------
                                                                       (5,344)
                                                                    ---------
                                                                    $ 351,450
                                                                    =========


______________________________________________________________________________



                            ZABA INTERNATIONAL INC.
                      NOTES TO THE PRO-FORMA BALANCE SHEET
                       (Unaudited - See Notice to Reader)
                             AS AT OCTOBER 29, 1997
                             (amounts in US dollars)
______________________________________________________________________________

1.  Reverse Take-Over

    Effective October 29, 1997, HA Spinnaker Inc. (a publicly acquired reporting company under the Securities and Exchange Act of 1934) acquired all of the issued and outstanding securities of Zaba International Holdings USA Inc. The transaction involved a reverse stock split wherein one common share of HA Spinnaker Inc. was exchanged for every 12 common shares issued and outstanding. Following the reverse stock split, HA Spinnaker Inc. issued 9,628,660 restricted common shares to the former shareholders of Zaba International Holdings USA Inc. in exchange for all of the issued and outstanding shares of Zaba International Holdings USA Inc. HA Spinnaker Inc. has subsequently changed its name to Zaba International Inc.

    The acquisition will be accounted for using the purchase method.

2.  Summary of Significant Accounting Policies

    Foreign Exchange Transaction

    The company's pro-forma balance sheet is prepared in US currency. Monetary items are translated into the reporting currency at the rate of exchange in effect at the pro-forma balance sheet date. (1.4092).

    Capital acquisition costs

    Costs related to the merger of HA Spinnaker Inc. and Zaba International Holdings USA Inc. have been capitalized.

3.  Deposit on Investment

    Effective September 25, 1997, Zaba International Holdings Inc., a wholly owned subsidiary corporation incorporated under the laws of British Columbia has entered into an option agreement to purchase all the issued and outstanding share of Sweeprite Mfg. Inc., Patchrite Inc. and Rite Way Mfg. Co. Ltd. (the Sweeprite Companies). The Shareholders of Zaba International Holdings Inc. have assigned all of their rights, title and interest of Zaba International Holdings Inc. to Zaba International Holdings USA Inc. The total consideration for the Sweeprite Companies' shares is $3,250,000 (Cdn).

    In accordance with the purchase agreement, Zaba International Holdings USA Inc. has made a $300,000 (Cdn) non-refundable deposit to the shareholders of Sweeprite Mfg. Inc. This deposit is to be applied against the balance of the purchase price. The balance of the purchase price, $3,000,000
    (Cdn) is payable on or before December 31, 1997. Failure of the purchaser to pay this balance of the purchase price before the expiration shall result in the forfeiture of the non-refundable deposit.

______________________________________________________________________________

                            ZABA INTERNATIONAL INC.
                      NOTES TO THE PRO-FORMA BALANCE SHEET
                       (Unaudited - See Notice to Reader)
                             AS AT OCTOBER 29, 1997
                             (amounts in US dollars)
______________________________________________________________________________



4.  Shareholders' Loan

    The loan is unsecured, non-interest bearing and has no specific terms of repayment.

5.  Capital Stock

    Authorized:
       - 1,000,000,000  common shares, par value $0.0012
       -   100,000,000  preferred shares
    Issued:
       -    12,035,825  common shares                               $  14,443
                                                                    =========

______________________________________________________________________________